THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                 --------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 --------------

To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of The High Yield Plus Fund, Inc. ("Fund") will be held on August 24, 2000 at 10:30 a.m. at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 for the following purposes:

     (1) To elect one director to serve until 2002 and two directors to serve until 2003;

     (2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending March 31, 2001; and

     (3) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of common stock of record at the close of business on May 24, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                             By order of the Board of Directors,




                                             /s/ ARTHUR J. BROWN
                                             -------------------
                                             ARTHUR J. BROWN
                                               Secretary

Dated: June 5, 2000


--------------------------------------------------------------------------------
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                         THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                 --------------
                                 PROXY STATEMENT
                                 --------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 24, 2000

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of The High Yield Plus Fund, Inc. ("Fund") by the Board of Directors of the Fund in connection with the solicitation of stockholder votes by proxy ("Proxies") to be voted at the Annual Meeting of Stockholders ("Meeting") to be held on August 24, 2000 at 10:30 a.m. at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

     If the enclosed form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later dated Proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a Proxy, shares will be voted "FOR" the election of the nominees for director, "FOR" the ratification of the selection of the named independent accountants and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on May 24, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date, the Fund had 15,290,904 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy first will be mailed to stockholders on or about June 9, 2000.

     The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying Proxy. Supplementary solicitations may be made, without cost to the Fund, by mail, telephone, telegraph or in person by regular employees of Prudential Investments Fund Management LLC, the Fund's Administrator ( "Administrator") or the Administrator's affiliate, Prudential Securities Incorporated ("Prudential Securities"). All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund. In addition, the Fund may retain Shareholder Communications Corporation, a proxy solicitation firm, at a cost of approximately $7,500 to solicit stockholders on behalf of the Fund.

     The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the shares outstanding is required for a quorum. In the event that a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of Proxies with respect to those items. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those Proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those Proxies required to be voted against any such item against any such adjournment. A stockholder vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present. Abstentions and broker non-votes, however, will have no effect on proposals where the required vote is a set percentage of the Fund's outstanding shares.

     Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding common stock on the record date.

     STOCKHOLDERS MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT BY CALLING EQUISERVE, L.P. TOLL-FREE AT (800) 451-6788.

                              ELECTION OF DIRECTORS
                                 PROPOSAL NO. 1

     The Board of Directors is divided into three classes with each class serving for a term of three years and until their successors are elected and qualified. The classification of the Fund's directors helps to promote the continuity and stability of the Fund's management and policies because the majority of the directors at any given time will have prior experience as directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining directors may fill the vacancies so created.

     The current Class III director, Mr. Mooney, has a term expiring in 2000. The Board voted to nominate Mr. Mooney to another term as Class III director. At its May 2000 meeting, the Board of Directors also voted unanimously to expand its membership by one member (from four directors to five) and nominated Mr. Clay T. Whitehead for election to the Board as a second Class III director at the Meeting. The increase in the size of the Board and the nomination of Mr. Whitehead as nominee to serve as a director are designed to enhance the effective governance of the Fund. The Board believes that Mr. Whitehead 's significant experience as an independent director of registered investment companies and extensive business experience will benefit the Fund and its stockholders.

     Finally, the Board of Directors is asking stockholders to elect an incumbent Class II director, Mr. LaBlanc, at the Meeting. In December 1999, the Board voted unanimously to expand its membership by one (from three directors to four) and to appoint Mr. LaBlanc to fill the vacancy so created. Although Mr. LaBlanc's term does not expire until 2002, the Board believes that Fund stockholders should have the opportunity to consider the election of Mr. LaBlanc at the Meeting. Mr. LaBlanc also has significant experience serving as an independent director of registered investment companies and in business. The Fund's other Class II director, Mr. Dorsey, was elected by stockholders at the 1999 annual meeting and, thus, has not been nominated for election at the Meeting.

     It is the intention of the persons named in the enclosed form of Proxy to vote in favor of the election of Messrs. LaBlanc, Mooney and Whitehead as nominees for director. Messrs. LaBlanc, Mooney and Whitehead have consented to be named in this Proxy Statement and to serve as directors if elected. The Board of Directors has no reason to believe that a nominee will become unavailable for election as a director, but if that should occur before the Meeting, the Proxies will be voted for such other nominee as the Board of Directors may recommend.

     None of the directors is related to one another. The following tables set forth certain information regarding each of the directors of the Fund. Unless otherwise noted, each of the directors has engaged in the principal occupation listed in the following table for five years or more.

                         INFORMATION REGARDING NOMINEES
                       FOR ELECTION AT 2000 ANNUAL MEETING

                                                                                                            SHARES OF
                                                                                                           COMMON STOCK
                 NAME, AGE, BUSINESS EXPERIENCE                                                              OWNED ON
         DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                     POSITION WITH THE FUND    MAY 24, 2000(a)
         --------------------------------------------------                     ----------------------    ---------------
CLASS III (TERM EXPIRING IN 2003, IF ELECTED)

*Thomas T. Mooney (58),  Director (since 1988).  President of  the Greater       President, Treasurer            3,555
   Rochester  Metro Chamber of  Commerce  (since  1976); former  Rochester           and Director
   City  Manager  (during  1973);   Trustee  of  Center  for  Governmental
   Research, Inc.; Director of Blue Cross of Rochester,  Executive Service
   Corps of  Rochester,  Monroe  County  Water  Authority,  Monroe  County
   Industrial  Development  Corporation,  Prudential Distressed Securities
   Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging
   Growth Fund,  Inc.,  Prudential  Equity Fund, Inc.,  Prudential  Global
   Limited Maturity Fund, Inc.,  Prudential  Government Income Fund, Inc.,
   Prudential  High Yield Fund,  Inc.,  Prudential High Yield Total Return
   Fund,  Inc.,   Prudential   Intermediate   Global  Income  Fund,  Inc.,
   Prudential  International  Bond Fund,  Inc., The Prudential  Investment
   Portfolios, Inc., Prudential National Municipals Fund, Inc., Prudential
   Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential
   Small Company Value Fund, Inc.,  Prudential  Structured  Maturity Fund,
   Inc.,  Prudential  Global Total Return Fund, Inc., Global Utility Fund,
   Inc.,  The High  Yield  Income  Fund,  Inc.;  President,  Director  and
   Treasurer of First Financial Fund,  Inc.;  Trustee of Prudential  20/20
   Focus Fund,  Prudential Balanced Fund,  Prudential California Municipal
   Fund,  Prudential  Diversified  Funds,  Prudential  Equity Income Fund,
   Prudential Government  Securities Trust,  Prudential Index Series Fund,
   Prudential  Mid-Cap  Value  Fund,   Prudential   Municipal  Bond  Fund,
   Prudential  Municipal  Series Fund,  Prudential Real Estate  Securities
   Fund,  Prudential  Tax-Managed Equity Fund,  Strategic Partners Series,
   Target Funds and The Target Portfolio Trust.


                                                                                                            SHARES OF
                                                                                                           COMMON STOCK
                 NAME, AGE, BUSINESS EXPERIENCE                                                              OWNED ON
         DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                     POSITION WITH THE FUND    MAY 24, 2000(a)
         --------------------------------------------------                     ----------------------    ---------------
CLASS III (TERM EXPIRING IN 2003, IF ELECTED) (CONTINUED)

Clay  T.  Whitehead  (61),   President  of   Clay   Whitehead   Associates      Nominee                         0
   (telecommunications)  (since  1987) and  National  Exchange  Inc.  (new business  development firm) (since May 1983);  Director of GTC Telecom,
   Inc.   (telecommunications),   Crosswalk.com,   Prudential   Distressed
   Securities Fund, Inc.,  Prudential  Emerging Growth Fund, Inc.,  Global
   Utility Fund, Inc.,  Prudential  Equity Fund, Inc.,  Prudential  Europe
   Growth Fund, Inc.,  Prudential  Global Genesis Fund,  Inc.,  Prudential
   Global Limited  Maturity  Fund,  Inc.,  Prudential  Global Total Return
   Fund,  Inc.,  Prudential   Institutional  Liquidity  Portfolio,   Inc.,
   Prudential   Intermediate   Global   Income  Fund,   Inc.,   Prudential
   International  Bond Fund,  Inc.,  Prudential  MoneyMart  Assets,  Inc.,
   Prudential  Natural  Resources Fund,  Inc.,  Prudential  Pacific Growth
   Fund, Inc., Prudential Sector Funds, Inc., Prudential Small-Cap Quantum
   Fund,  Inc.,  Prudential  Small  Company Value Fund,  Inc.,  Prudential
   Special Money Market Fund, Inc.,  Prudential Tax-Free Money Fund, Inc.,
   Prudential World Fund, Inc. and The Prudential  Investment  Portfolios,
   Inc.;  Trustee of Cash  Accumulation  Trust,  Command  Government Fund,
   Command Money Fund,  Command Tax-Free Fund,  Prudential  Balanced Fund,
   Prudential  Developing  Markets  Fund,  Prudential  Diversified  Funds,
   Prudential Equity Income Fund, Prudential Index Series Fund, Prudential
   Mid-Cap Value Fund,  Prudential Real Estate Securities Fund, Prudential
   Tax-Managed  Equity  Fund,   Prudential  20/20  Focus  Fund,  Strategic
   Partners Series and Target Funds.

CLASS II (TERM EXPIRING IN 2002)

Robert E.  LaBlanc (66),  Director  (since 1999).  President  of Robert E.      Director                        0
   LaBlanc Associates,  Inc.  (telecommunications)  (since 1981); formerly
   Vice  Chairman  of  Continental  Telecom,  Inc.  (1979-1981);  formerly
   General Partner at Salomon Brothers (1969-1979);  Director of Salient 3
   Communications,  Inc.  (telecommunications),  Storage Technology,  Inc.
   (computer  equipment),  Titan  Corporation  (electronics),  The Tribune
   Company   (media),   Chartered   Semiconductor   Manufacturing,    Ltd.
   (semiconductors),  Global Utility Fund,  Inc.,  First  Financial  Fund,
   Inc.,  Prudential  Europe Growth Fund, Inc.,  Prudential Global Genesis
   Fund,  Inc.,  Prudential   Institutional  Liquidity  Portfolio,   Inc.,
   Prudential MoneyMart Assets,  Inc.,  Prudential Natural Resources Fund,
   Inc.,  Prudential  Pacific Growth Fund, Inc.,  Prudential Special Money
   Market Fund, Inc.,  Prudential Tax-Free Money Fund, Inc. and Prudential
   World  Fund,  Inc.;  Trustee  of  Cash  Accumulation   Trust,   Command
   Government Fund, Command Money Fund, Command Tax-Free Fund,  Prudential
   Developing  Markets  Fund,  Prudential   Diversified  Funds,  Strategic
   Partners Series, Target Funds and Manhattan College.

                         INFORMATION REGARDING DIRECTORS
                            WHOSECURRENTTERMSCONTINUE


                                                                                                            SHARES OF
                                                                                                           COMMON STOCK
                 NAME, AGE, BUSINESS EXPERIENCE                                                              OWNED ON
         DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                     POSITION WITH THE FUND    MAY 24, 2000(a)
         --------------------------------------------------                     ----------------------    ---------------
CLASS I (TERM EXPIRING IN 2001)

Eugene C. Dorsey (73),   Director (since 1996). Retired  President,  Chief      Director                        0
   Executive Officer and Trustee,  Gannett  Foundation (now Freedom Forum)
   (1981-1989);   former  publisher,  four  Gannett  newspapers  and  Vice
   President of Gannett Co. Inc., (1978-1981); past Chairman,  Independent
   Sector,   Washington,   D.C.   (national   coalition  of  philanthropic
   organizations) (1989-1992); former Chairman of the American Council for the Arts;  former  Director,  Advisory Board of Chase Manhattan Bank of
   Rochester;  Director,  First Financial Fund, Inc., Global Utility Fund,
   Inc.,  Prudential  Diversified Bond Fund, Inc.,  Prudential  Government
   Income Fund, Inc.,  Prudential High Yield Fund,  Inc.,  Prudential High
   Yield Total Return Fund,  Inc.,  Prudential  National  Municipals Fund,
   Inc.,  Prudential  Structured Maturity Fund, Inc.;  Trustee,  Strategic
   Partners Series, The Target Portfolio Trust,  Target Funds,  Prudential
   Municipal  Bond  Fund,   Prudential   Diversified   Funds,   Prudential
   Government  Securities  Trust,  Prudential  Municipal  Series  Fund and
   Prudential California Municipal Fund.

CLASS II (TERM EXPIRING IN 2002)

Douglas  H.  McCorkindale  (61),   Director  (since 1996).  President  and      Director                        0
   CEO of Gannett Co, Inc.  (publishing  and media) (since  January 2000);
   previously  President  of Gannett  Co.  (1997-1999)  and Vice  Chairman
   (1984-1997) of Gannett Co., Inc.; Director of Gannett Co., Inc., Global
   Crossing  Limited  (telecommunications),  Continental  Airlines,  Inc.,
   Mutual Insurance  Company,  Ltd.,  First Financial Fund,  Inc.,  Global
   Utility Fund, Inc., Prudential Distressed Securities,  Inc., Prudential
   Global Genesis Fund, Inc.,  Prudential Global Natural Resources,  Inc.,
   Prudential Multi-Sector Fund, Inc. and The Global Government Plus Fund,
   Inc.;  Trustee of Prudential  Allocation Fund,  Prudential  Diversified
   Funds,  Prudential Equity Income Fund,  Prudential Municipal Bond Fund,
   Strategic  Partners  Series,  Target  Funds  and The  Target  Portfolio
   Trust.*

* Indicates "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Mr. Mooney is deemed to be an "interested person" by reason of his service as an officer of the Fund.

(a) For this purpose, "beneficial ownership" is defined in the regulations under
    Section 13(d) of the Securities Exchange Act of 1934 ("1934 Act"). The information is based on statements furnished by the Administrator and the nominee.

     The directors and officers of the Fund as a group (six persons) owned beneficially less than 1% of the outstanding shares of the Fund as of May 24, 2000. This includes shares shown with respect to current directors in the tables above.

     Under Section 16(a) of the 1934 Act, Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and directors, persons owning more than 10% of the Fund's common stock and certain officers and partners of Wellington Management Company, LLP, the Fund's investment adviser ("Investment Adviser"), are required to report their transactions in the Fund's common stock to the SEC, the New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during its fiscal year ended March 31, 2000, all filing requirements applicable to such persons were complied with.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS.

     The Board of Directors met five times during the Fund's fiscal year ended March 31, 2000, and each director during the time he or she served attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member. The Board of Directors has an Audit Committee currently composed of Messrs. Dorsey, LaBlanc and McCorkindale. The Audit Committee reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met once during the fiscal year ended March 31, 2000. The Board of Directors does not have a standing nominating or compensation committee.

EXECUTIVE OFFICERS OF THE FUND.
     The officers of the Fund, other than those shown above who also serve as directors, are:

     Arthur J. Brown (age 51)--Secretary; Partner, Kirkpatrick & Lockhart LLP (law firm). Kirkpatrick & Lockhart serves as counsel to the Fund.

     R. Charles Miller (age 42)--Assistant Secretary; Partner, Kirkpatrick & Lockhart LLP (law firm). Kirkpatrick & Lockhart serves as counsel to the Fund.

     Mr. Brown has held office since February 3, 1988; Mr. Miller has held office since May 26, 1999. The officers of the Fund are elected annually by the Board of Directors at its regular meeting immediately preceding the annual meeting of stockholders.

COMPENSATION OF DIRECTORS.
     The table below includes certain information relating to the compensation of the Fund's directors paid by the Fund for the fiscal year ended March 31, 2000 as well as information regarding compensation from the "Fund Complex," as defined below, for the calendar year ended December 31, 1999. No additional compensation is paid to Board members for serving on committees or for attending meetings. Board members are reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Annual Board fees may be reviewed periodically and changed by each Fund's Board.


--------------------------------------------------------------------------------------------
                               COMPENSATION TABLE
--------------------------------------------------------------------------------------------
                                                  Pension or                       Total
                                                  Retirement                   Compensation
                                                  Benefits      Estimated        From the
                                                 Accrued as       Annual         Fund and
                                  Aggregate      Part of the     Benefits        the Fund
                                Compensation        Fund's         Upon        Complex Paid
  Name of Director              From the Fund      Expenses     Retirement     to Directors
--------------------------------------------------------------------------------------------
  Eugene C. Dorsey+                $3,100            N/A           N/A            $26,875(5)*
--------------------------------------------------------------------------------------------
  Robert E. LaBlanc                $3,100            N/A           N/A            $11,050(5)*
--------------------------------------------------------------------------------------------
  Douglas H. McCorkindale          $3,100            N/A           N/A            $26,050(5)*
--------------------------------------------------------------------------------------------
  Thomas T. Mooney                 $3,100            N/A           N/A            $27,650(5)*
--------------------------------------------------------------------------------------------
  Clay T. Whitehead                 $0               N/A           N/A            $11,050(5)*
--------------------------------------------------------------------------------------------

*  Parenthetical  indicates  number  of funds  (including  the Fund) in the Fund
   complex,   comprised  of  five  investment  companies,   to  which  aggregate
   compensation relates.

+ All compensation from the Fund and Fund Complex for the calendar year ended December 31, 1999 represents deferred compensation. Mr. Dorsey received aggregate compensation for that period from the Fund and the Fund Complex, including accrued interest, in the amounts of $3,984 and $32,204, respectively.

     Directors must be elected by a vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereon.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 1.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                 PROPOSAL NO. 2

     The Board of Directors, including a majority of those directors who are not interested persons (as such term is defined in the 1940 Act) of the Fund or the Investment Adviser ("Independent Directors"), selected PricewaterhouseCoopers LLP to continue to serve as the independent accountants for the Fund for the current fiscal year, ending March 31, 2001. Such selection is now subject to ratification or rejection by stockholders of the Fund. In addition, as required by the 1940 Act, the vote of the Board of Directors is subject to the right of the Fund, by the vote of a majority of its outstanding voting securities (as such term is defined in the 1940 Act), to terminate such engagement without penalty at any meeting called for the purposes of voting thereon.

     PricewaterhouseCoopers LLP currently serves as the Fund's independent accountants, and has audited the Fund's financial statements for the last several fiscal years. PricewaterhouseCoopers LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered, and will report to the Board of Directors concerning all such services after they have been performed.

     An affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting is required for ratification.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed Proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                       WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie Gabriel, Duncan M. McFarland and John R. Ryan. The Investment Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 2000, the Investment Adviser held discretionary investment authority over approximately $248 billion of assets. The Investment Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The Investment Adviser is not affiliated with the Administrator. Prudential Investments Fund Management LLC, the Fund's Administrator, is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

                              STOCKHOLDER PROPOSALS

     The Fund's By-Laws require stockholders wishing to nominate directors or make proposals to be voted on at the Fund's annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund's Proxy Statement for its previous year's annual meeting was first released to stockholders. Accordingly, if a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 2001 and desires to have the proposal included in the Fund's Proxy Statement and form of Proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 by March 11, 2001. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the nomination or proposal. Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposal is subject to limitation under the federal securities laws. Stockholders proposals not received by March 11, 2001 will not be considered "timely" within the meaning of Rule 14a-4(c) of the Securities Exchange Act of 1934.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which Proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                            By order of the Board of Directors,



                                            /s/ ARTHUR J. BROWN
                                            -------------------
                                            ARTHUR J. BROWN
                                               SECRETARY

Dated: June 5, 2000

=========================                             =========================
THE HIGH YIELD PLUS FUND, INC.                           THE HIGH
                                                        YIELD PLUS
                                                       FUND, INC.
                                                      =========================

                                                       NOTICE OF
                                                       ANNUAL MEETING
                                                       TO BE HELD ON
                                                       AUGUST 24, 2000
                                                       AND
                                                       PROXY STATEMENT



PROXY
STATEMENT

                                      PROXY

                         THE HIGH YIELD PLUS FUND, INC.

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David F. Connor and Arthur J. Brown as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of The High Yield Plus Fund, Inc. (the "Fund") held of record on May 24, 2000 at the Annual Meeting of Stockholders to be held on August 24, 2000, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by an authorized person, giving full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

-------- PLEASE MARK VOTES AS IN
    X      THIS EXAMPLE
--------


--------------------------------------------------------------------------------
                         THE HIGH YIELD PLUS FUND, INC.

--------------------------------------------------------------------------------


CONTROL NUMBER:
RECORD DATE SHARES:

                                              -----------
Please be sure to sign and date this Proxy.   Date
---------------------------------------------------------


Stockholder sign here               Co-owner sign here
---------------------------------------------------------



The Board of Directors recommends a vote "FOR" the following Proposals:

                                              For All       With-      For All
                                             Nominees       hold       Except


1.    Election of Directors.
      Nominees

      Class III:        Thomas T. Mooney         _            _           _
                        Clay T. Whitehead
      Class II :        Robert E. LaBlanc

     Instructions: To withhold vote for any
     individual nominee, mark the "For All
     Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee(s).

                                                 For       Against    Abstain

2.    To ratify the selection of                 _            _           _
      PricewaterhouseCoopers LLP as
      independent public accountants
      for the fiscal year ending March
      31, 2001.

                                                 For       Against    Abstain

3.    To consider and act upon                   _            _           _
      such other business as may
      properly come before the
      meeting and any
      adjournments thereof.

      Mark box at right if an                                             _
      address change or comment
      has been noted on the
      reverse side of this card.